Highly Focused, Low Risk, Above Average Growth Bank Holding Company Investor Presentation July, 2017 NYSE: CUBI Member FDIC

2 Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Forward- looking statements in this presentation include, among other matters, guidance for our financial performance, and our financial performance targets. Forward-looking statements reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts underlying such forward-looking statements will accurately reflect future conditions, or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates and forecasts underlying such forward-looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and known and unknown risks, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in our filings with the SEC. Our actual results may differ materially from those reflected in the forward-looking statements. In addition to the risks described under “Risk Factors” in our filings with the SEC, important factors to consider and evaluate with respect to our forward-looking statements include: • changes in external competitive market factors that might impact our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under Basel III; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition, investment or disposition transactions; • constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities; • our ability to attract deposits and other sources of liquidity; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; • inflation, interest rate, securities market and monetary fluctuations;

3 Forward-Looking Statements • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the products and services being developed and introduced to the market by the BankMobile division of Customers Bank; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to increase market share and control expenses; • continued volatility in the credit and equity markets and its effect on the general economy; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame; • our ability to successfully implement our growth strategy, control expenses and maintain liquidity; • Customers Bank's ability to pay dividends to Customers Bancorp; • risks related to the sale of BankMobile including: • our ability to successfully complete a sale and the timing of completion; • the ability of Customers and a buyer to meet all of the conditions to completion of a sale; • the impact of an announcement of a sale on the value of our securities, our business and our relationship with employees and customers; • our use of the proceeds from a sale if any; and • the effect on Customers' business if a sale is not completed and Customers is unable to sell or otherwise dispose of BankMobile. • risks relating to BankMobile in the event Customers is unable to sell the BankMobile business, including: • The execution of our BankMobile integration and business plan may be less successful, more difficult, time-consuming or costly than expected, and that BankMobile may be unable to realize anticipated cost savings and revenue enhancements within the expected time frame or at all; • material variances in the adoption rate of BankMobile's services by new students and/or the usage rate of BankMobile's services by current student customers compared to our expectations;

4 Forward-Looking Statements • the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank, including mortgages and consumer loans, and the mix of products and services used; • our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies; • our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student-oriented business activities, which result from seasonal factors related to the higher-education academic year; • our ability to implement our strategy regarding BankMobile, including with respect to our intent to sell or otherwise dispose of the BankMobile business in the future, depending upon market conditions and opportunities; • BankMobile's ability to successfully implement its growth strategy and control expenses; and • the effects on BankMobile’s results of operations in the event that Customers’ total assets exceed $10 billion at December 31, 2017; You are cautioned not to place undue reliance on any forward-looking statements we make, which speak only as of the date they are made. We do not undertake any obligation to release publicly or otherwise provide any revisions to any forward-looking statements we may make, including any forward-looking financial information, to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

5 Investment Proposition Customers Bank’s BankMobile Division is Classified as Held for Sale in all Customers’ Consolidated Financial Statements released since January 2017, Including the January, April and July Earnings Releases, the Form 10K as of, and for the Period Ending December 31, 2016, and the Form 10Q as of, and for the Period Ended March 31, 2017. Amounts Included in this Investor Presentation are “Combined”, Including Both Continuing and Discontinued Operations, Unless Otherwise Indicated

6 Q2 2017 Highlights Amounts presented are on a “Combined” basis unless otherwise noted. (1) Non-GAAP measure calculated as GAAP net income, plus provisions for loan losses and income tax divided by average total assets. (2) Non-GAAP measure calculated as GAAP net income available to common shareholders, plus provisions for loan losses and income tax expense divided by average common equity. (3) Non-GAAP measure calculated as GAAP total shareholders equity less preferred stock, less goodwill and other intangibles divided by average total assets less average goodwill and other intangibles • Q2 2017 Net Income to Common Shareholders of $20.1 million Up 15.4% Over Q2 2016 • Q2 2017 Diluted Earnings Per Common Share of $0.62, Up 5.1% from Q2 2016 • Q2 2017 Net Income from Continuing Operations to Common Shareholders was $25.3 million Up 28.5% Over Q2 2016 • Q2 2017 Diluted Earnings Per Common Share from Continuing Operations was $0.78 for Q2 2017 Up 16.4% from Q2 2016 • Q2 2017 Return on Average Assets of 0.93% • Q2 2017 Return on Average Common Equity of 11.84% • Pre-tax, pre-provision ROAA (1) and ROACE (2) for Q2 2017 was 1.43% and 19.42%, respectively • June 30, 2017 Shareholders Equity of $910 million, up 33.8% from June 30, 2016 with Estimated Tier 1 Risk Based Capital of 10.94% and Tangible Common Equity to Average Tangible Assets (3) of 6.59% for Q2 2017 • Book Value Per Common Share of $22.54 Up 12.8% from Q2 2016 • Total assets of $10.9 billion as of June 30, 2017, up $1.0 billion from March 31, 2017 • Q2 2017 Total Loans Up 6.7% to $9.0 billion, and Total Deposits from Continuing Operations Up 7.8% to $7.0 billion from Q2 2016 • Q2 2017 Efficiency Ratio from Continuing Operations was 40.6% Compared to Q2 2016 Efficiency Ratio from Continuing Operations of 46.5% • BankMobile Classified as Held for Sale and Reported as Discontinued Operations in Financial Reports • Non-Performing Loans to Total Loans only 0.21% and Reserves for Loan Losses 204.59% of Non-Performing Loans • Customers Bancorp, Inc. issued $100 million five year senior debt bearing interest at 3.95% on June 30, 2017

7 Investment Proposition Highly Focused, Innovative, Relationship Banking Based Commercial Bank Providing; Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets Highly skilled teams targeting privately held businesses and high net worth families Robust risk management driven business strategy Target market from Boston to Philadelphia along Interstate 95 Strong Profitability, Growth & Efficient Operations Operating efficiencies offset tighter margins and generate sustainable profitability Continuing operations efficiency ratio in the 40’s Target above average ROA (~1%) and ROCE (~11%) Strong Credit Quality & Low Interest Rate Risk Unwavering underwriting standards Loan portfolio performance consistently better than industry and peers Somewhat asset sensitive Attractive Valuation July 19, 2017 share price of $27.95, 10.8x street estimated 2017 earnings and 1.2x book value June 30, 2017 tangible book value(1) of $21.97, up 90% since Dec 2011 with a CAGR of 12% Amounts presented are on a “Combined” basis unless otherwise noted. (1) Non-GAAP measure calculated as GAAP total shareholders equity less preferred stock, less goodwill and other intangibles divided by common shares outstanding.

8 Customers Bank = Relationships & Innovation Innovator / Disruptor Experienced Leadership Branch Lite Unique “Single Point of Contact” Model High Tech / High Touch Product Dominance Strong Asset Quality High Growth / Superior Performer Customers Business Model Approach to Winning Model Relationship driven but never deviate from following critical success factors • Only focus on very strong credit quality niches • Very strong risk management culture • Operate at lower efficiency ratio than peers to deliver sustainable strong profitability and growth • Always attract and retain top quality talent • Culture of innovation and continuous improvement

9 Very Experienced Teams Exceptional Service Risk Based Incentive Compensation Banking Strategy – Community Business Banking Community Business Bank is Focused on the following businesses: • Banking Privately Held Businesses – Commercial C&I loans are 40% of the portfolio • Manufacturing, service, technology, wholesale, equipment financing, private mid size mortgage companies • Banking High Net Worth Families – Multi Family loans are 40% of the portfolio; New York and regional multi family lending • Selected Commercial Real Estate loans are only 14% of portfolio Amounts presented are on a continuing operations basis. Non-Owner Occupied CRE 14% Commerical - Mortgage Warehouse 24% Commercial - C&I, Owner Occupied 16% Multi Family loans 40% Consumer & Residential 6% Commercial 40%

Our Competitive Advantage: A Highly Experienced Management Team

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	41	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	49	EVP, Commercial Middle Market, Regional President and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	36	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Chief Lending Officer	40	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Group Director of Private & Commercial Banking - NY Metro	25	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Timothy D. Romig	EVP, Group Director of Commercial Banking - PA/NJ	33	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone / M&T Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	40	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank / M&T Bank
Glenn Hedde	EVP, President Banking for Mortgage Companies	30	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
James Collins	EVP, Chief Administrative Officer	26	Various positions at Sovereign including Director of Small Business Banking
Thomas Jastrem	EVP, Chief Credit Officer	39	Various positions at First Union Bank and First Fidelity Bank
Robert B. White	EVP, Chief Risk Officer	30	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
Mary Lou Scalese	EVP, Chief Auditor	41	Chief Auditor at Sovereign Bank and Chief Risk Officer at Customers Bank
Michael A. De Tommaso, Esquire	VP, General Counsel and Corporate Secretary	23	Former trial attorney and in-house counsel for Univest and National Penn Bank
Karen Kirchner	SVP, Director Team Member Services	29	SVP, Human Resources/CoreStates Bank- various positions including Manager for HR Business Partners, Manager of Recruitment and generalist in compensation and training

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11 Performance Trend Amounts presented are on a “Combined” basis. Source: SNL Financial Note: Chart begins 2/21/2012, date of first public stock quote for CUBI CUBI KBW Regional Bank $0.35 $1.57 $1.30 $1.55 $1.96 $2.31 $1.29 $0 $10 $20 $30 $40 $50 $60 $70 $80 2011 2012 2013 2014 2015 2016 YTD June 2017 Net Income & Earnings Per Share Net Income Available to Common Shareholders Fully Diluted EPS

12 Customers Bank Executing On Our Unique High Performing Banking Model

13 Results in: Organic Growth of Deposits with Controlled Costs Source: Company data. Total Deposit Growth ($’s billions) Average DDA Growth ($mm) Cost of Deposits Total Deposits per Branch ($mm) Customers’ strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost $124 $251 $500 $575 $657 $1,058 $1,044 $34 $42 $57 $75 $127 $353 $361 $0 $400 $800 $1,200 $1,600 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Jun-17 $'s in millions Non Interest Bearing DDA Interest Bearing DDA CAGR: 49% 1.19% 0.87% 0.70% 0.66% 0.64% 0.76% 0.92% 0.25% 0.25% 0.25% 0.25% 0.26% 0.51% 0.97% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Jun-17 Bank COD Average Fed FundsTarget Rate CAGR: -4% $0.7 $1.2 $1.1 $1.7 $2.3 $2.8 $2.4$0.7 $1.0 $1.3 $2.2 $2.8 $3.2 $3.6 $0.2 $0.3 $0.5 $0.6 $0.8 $1.3 $1.5 $0.0 $2.0 $4.0 $6.0 $8.0 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Jun-17 $'s in billions CD's Money Market & Savings DDA CAGR: 33% $112 $129 $152 $233 $319 $395 $403 $0 $50 $100 $150 $200 $250 $300 $350 $400 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Jun-17 $'s in millions CAGR: 26% Amounts presented are on a “Combined” basis.

14 Lending Strategy High Growth with Strong Credit Quality  Continuous recruitment and retention of high quality teams  Centralized credit committee approval for all loans  Loans are stress tested for higher rates and a slower economy  Insignificant delinquencies on loans originated since new management team took over  Creation of solid foundation for future earnings Source: Company data. Includes deferred costs and fees. $0.5 $0.6 $0.9 $1.0 $1.3 $1.3$0.1 $0.4 $1.1 $2.3 $2.9 $3.2 $3.5 $0.9 $1.6 $1.3 $2.1 $2.9 $3.5 $3.6 $0.2 $0.3 $0.3 $0.4 $0.4 $0.3 $0.6 $0 $2 $4 $6 $8 $10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Jun-17 Non-Owner Occupied CRE Multi Family loans Commercial Consumer & Residential CAGR: 38% $' s in B ill io ns Loan Growth

15 NPL Source: SNL Financial, Company data. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable size in assets and loan portfolios (excluding banks with large residential mortgage loan portfolios). Industry data includes all commercial and savings banks. Peer and Industry data as of March 31, 2017. Demonstrate Outstanding Loan Quality Charge Offs 3.33% 2.64% 2.06% 1.70% 1.70% 1.50% 1.83% 1.44% 1.09% 0.91% 0.89% 0.90%0.72% 0.60% 0.20% 0.15% 0.22% 0.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2012 2013 2014 2015 2016 Q2 2017 Industry Peer Customers Bancorp, Inc. 1.09% 0.68% 0.48% 0.42% 0.45% 0.47%0.48% 0.28% 0.15% 0.12% 0.12% 0.10%0.29% 0.22% 0.07% 0.19% 0.02% 0.02% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2012 2013 2014 2015 2016 Q2 2017 Industry Peer Customers Bancorp, Inc. Asset Quality Indicators Continue to be Strong Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan Charge Off amounts presented are on a “Combined” basis and include $696 thousand of charge offs related to BankMobile in 2016 and $126 thousand through June 30, 2017.

16 C&I & Owner Occupied CRE Banking Strategy Private & Commercial Banking  Target companies with up to $100 million annual revenues  Single point of contact  NE, NY, PA & NJ markets  SBA loans originated by small business relationship managers Banking Mortgage Companies  Private banking focused on privately held mortgage companies generally with equity of $5 to $50 million with average equity of $37 million  Very strong credit quality relationship business with good fee income and deposits  ~75 strong mortgage companies as clients  All outstanding loans are variable rate and classified as held for sale  Non-interest bearing DDA’s are about 10% of outstanding loans Banking Privately Held Business Commercial Loan and Deposit Growth ($’s in billions) Source: Company data $0.9 $1.6 $1.3 $2.1 $2.9 $3.5 $3.6 $0.2 $0.4 $0.5 $1.6 $2.8 $4.0 $4.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2011 2012 2013 2014 2015 2016 Q2 2017 $'s in billions Loans Deposits LOAN CAGR: 28%

17 Multi-Family Banking Strategy Banking High Net Worth Families Multi-Family Loan and Deposit Growth ($’s in billions)  Focus on families that have income producing real estate in their portfolios  Private banking approach  Focus Markets: New York & Philadelphia MSAs  Average Loan Size: $6.8 million  Remote banking for deposits and other relationship based loans  Portfolio grown organically from a start up with very experienced teams hired in the past 4 years  Strong credit quality niche  Interest rate risk managed actively Source: Company data $0.1 $0.4 $1.1 $2.3 $2.9 $3.2 $3.5 $0.1 $0.3 $0.3 $0.3 $0.0 $1.0 $2.0 $3.0 $4.0 2011 2012 2013 2014 2015 2016 Q2 2017 $'s in billions Loans Deposits

18 Staff Expense Ratio Build Efficient Operations Source: SNL Financial, Company data based on continuing operations. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable size in assets and loan portfolios (excluding banks with large residential mortgage loan portfolios). Industry data includes SEC reporting banks. Peer and Industry data as of March 31, 2017. Occupancy Expense Ratio Total Costs as a % of Assets Total Revenue per Employee ($000s) Assets per Employee ($mm) 0.37% 0.38% 0.38% 0.36% 0.32% 0.28% 0.39% 0.39% 0.40% 0.38% 0.35% 0.37%0.22% 0.19% 0.15% 0.12% 0.11% 0.10% 0.00% 0.50% 2012 2013 2014 2015 2016 Q2 2017 Industry Peer Customers Bancorp, Inc. $4.7 $4.7 $5.0 $5.3 $5.5 $5.2 $6.3 $6.5 $6.9 $7.4 $8.0 $8.2$9.3 $9.0 $13.3 $15.1 $17.6 $18.3 $0.0 $10.0 $20.0 2012 2013 2014 2015 2016 Q2 2017 Industry Peer Customers Bancorp, Inc. 1.71% 1.74% 1.71% 1.73% 1.73% 1.71% 1.45% 1.45% 1.43% 1.38% 1.36% 1.40% 1.03% 1.03% 0.83% 0.78% 0.75% 0.67% 0.00% 1.00% 2.00% 2012 2013 2014 2015 2016 Q2 2017 Industry Peer Customers Bancorp, Inc. 3.01% 3.06% 2.99% 2.98% 2.88% 2.51% 2.76% 2.83% 2.63% 2.58% 2.45% 2.53% 2.18% 2.13% 1.75% 1.48% 1.45% 1.23% 0.00% 2.00% 4.00% 2012 2013 2014 2015 2016 Q2 2017 Industry Peer Customers Bancorp, Inc. $188 $187 $193 $204 $207 $199 $256 $259 $271 $289 $305 $310 $402 $330 $424 $465 $529 $532 $0 $200 $400 $600 2012 2013 2014 2015 2016 Q2 2017 Industry Peer Customers Bancorp, Inc. Amounts presented are on a Continuing Operations basis.

19 Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth Net Interest Income ($mm) (1) $39.0 $72.1 $103.9 $151.9 $196.3 $57.6 $62.4 $63.2 $68.6 $64.6 $64.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2011 2012 2013 2014 2015 2016 YTD June 2017 CAGR: 41% Q3 Q1 Q2 Q1 2Q '17 vs. 2Q '16 Growth 9% Q2 Q4 $249.5 Q3 $131.0 Q4 (1) Source: Company data (2) NII Simulation based on ALM model data and assumes a flat balance sheet with no volume increases or decline with the desired basis points increase ramped over 12 months. (3) Non-GAAP measure calculated as GAAP net income less/plus securities gains and losses (including the impairment loss recognized on the equity investment) . Amounts presented are on a Continuing Operations basis. Net Interest Income Simulation (1)(2) 1.29% 2.22% 0.80% 1.59% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 6/30/2017 6/30/2018 +200 basis points +100 basis points Estimated Increase in Net Interest Income over the Next Twelve Months $9 $20 $22 $22 $28 $30 $14 $39 $72 $103 $152 $196 $250 $131 $37 $51 $74 $97 $108 $131 $61 2011 2012 2013 2014 2015 2016 YTD June 2017 0 50 100 150 200 250 300 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Non-interest Income Net Interest Income Operating Expenses Core Income / Expense Growth($mm) (1) (3)

20 Deposit, Lending and Efficiency Strategies Result in Disciplined & Profitable Growth • Strategy execution has produced superior growth in revenues and earnings Efficiency Ratio(1) (1) Source: Company data (2) Non-GAAP measure calculated as GAAP net income less/plus securities gains and losses (including the impairment loss recognized on the equity investment) . Amounts presented are on a Continuing Operations basis. 78% 55% 59% 56% 48% 47% 42% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2011 2012 2013 2014 2015 2016 YTD June 2017 CAGR: -10% Core Net Income ($mm) (1) (2) Total Revenue ($mm) (1) $50.3 $101.0 $126.6 $177.0 $223.9 $62.9 $67.9 $69.0 $75.6 $75.7 $65.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2011 2012 2013 2014 2015 2016 YTD June 2017 CAGR: 37% Q4 Q2 Q1 Q1 2Q '17 vs. 2Q '16 Growth 7% Q3 $272.7 Q2 $143.5 Q3 Q4 $2.1 $17.9 $32.1 $42.7 $60.6 $18.0 $24.4 $19.7 $25.2 $20.7 $27.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 YTD June 2017 CAGR: 101% Q1 Q2 2Q '17 vs. 2Q '16 Growth 24% Q3 Q4 Q1 $85.4 Q2 Q3 $49.6 Q4

21 Tangible BV per Share (1) Building Customers Bank to Provide Superior Returns to Investors Recent Performance Results Financial Performance Targets $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Jun-17 Tangible Book Value $11.54 $13.09 $14.37 $16.43 $18.39 $20.49 $21.97 Book Value $11.84 $13.27 $14.51 $16.57 $18.52 $21.08 $22.54 CAGR: 12% Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 ROA 0.85% 0.89% 0.84% 1.09% 0.93% ROCE 13.07% 13.21% 10.45% 13.80% 11.84% NIM 2.83% 2.83% 2.84% 2.73% 2.78% Efficiency 53% 61% 58% 57% 58% EPS $0.59 $0.63 $0.51 $0.67 $0.62 Criteria Goals Return on Assets ~ 1% Return on Common Equity 11% or greater Net Interest Margin ~ 3% EPS ~ 15% annual compounded growth Efficiency Ratio (continuing operations) In the 40's (1) Non-GAAP measure calculated as GAAP total shareholders equity less preferred stock, less goodwill and other intangibles divided by common shares outstanding. Amounts presented are on a “Combined” basis.

22 Customers Bank Community Business Banking and BankMobile Business Segments

Business Segment Disclosures

Customers Bancorp, Inc.

- Customers Bank acquired the Disbursements Business of Higher One, Inc. on June 15, 2016
- The acquired Disbursements Business was combined with Customers Bank's existing BankMobile product line in Q2 2016
- Effective for the 2016 fourth quarter and year end financial reports, Customers begins reporting BankMobile as discontinued operations/held for sale to the investor community
- Q1 2017 Customers announces agreement to sell BankMobile
- Q2 2017 Customers announces buyer was not able to raise the capital required per the contractual requirements, and that Customers had received an alternative proposal from buyer and two unsolicited proposals, all subject to due diligence

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History of BankMobile

Customers Bancorp, Inc.

- 2014 – Customers Bank began development of a consumer bank in alignment with the *future model of banking*
  - A completely branchless experience
  - A fin-tech company with a bank charter
  - 10X better customer acquisition and retention strategy than traditional players
  - Better product than what exists today
  - Sustainable business model
- 2015 (January) – Launched BankMobile app 1.0
  - Keep it simple
  - Best in class user experience
  - App speaks with an authentic voice
- 2016 (June) – Acquired Disbursements Business
  - Combined Disbursements and BankMobile
  - Transform students into customers for life
  - Leverage platform to extend services to white label partners
- 2016 (October) – Announced intent to divest BankMobile
- 2017 (March) – Announced agreement to sell BankMobile
- 2017 (April) – Launched new BankMobile mobile application
- 2017 (May) – Announced receipt of alternate unsolicited proposals
  - initial buyer inability to meet contract requirements

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Segment Financial Performance Results

Customers Bancorp, Inc.

(dollars in thousands)

	Three months ended June 30, 2017		
	Community Business Banking	BankMobile	Consolidated
Interest income	$ 91,107	$ 2,745	$ 93,852
Interest expense	25,228	18	25,246
Net interest income	65,879	2,727	68,606
Provision for loan losses	535	—	535
Non-interest income	6,971	11,420	18,391
Non-interest expense	30,567	19,846	50,413
Income (loss) before income tax expense (benefit)	41,748	(5,699)	36,049
Income tax expense (benefit)	14,493	(2,166)	12,327
Net income (loss)	27,255	(3,533)	23,722
Preferred stock dividends	3,615	—	3,615
Net income (loss) available to common shareholders	$ 23,640	$ (3,533)	$ 20,107

	Six months ended June 30, 2017		
	Community Business Banking	BankMobile	Consolidated
Interest income	$ 169,938	$ 7,008	$ 176,946
Interest expense	45,883	39	45,922
Net interest income	124,055	6,969	131,024
Provision for loan losses	3,585	—	3,585
Non-interest income	12,398	28,746	41,144
Non-interest expense	60,714	39,064	99,778
Income (loss) before income tax expense (benefit)	72,154	(3,349)	68,805
Income tax expense (benefit)	20,609	(1,273)	19,336
Net income (loss)	51,545	(2,076)	49,469
Preferred stock dividends	7,229	—	7,229
Net income (loss) available to common shareholders	$ 44,316	$ (2,076)	$ 42,240

- Comparable 2016 periods are not provided as BankMobile was not operating as a segment in the second quarter of 2016 and its operations were not material.
- Segment results presented above include an internal allocation from Community Business Banking to BankMobile of $2.7 million in Q2 2017 for interest on deposits generated by the BankMobile segment used to fund the Community Business Banking Segment. The discontinued operations loss disclosed in the income statement prepared in accordance with generally accepted accounting principles ("GAAP") does not consider the funds transfer pricing benefits of deposits.
- Direct operating revenues and costs are captured separately in the accounting records for each business segment. All corporate overhead costs are assigned to the Community Business Banking segment as those costs are expected to stay with the segment following the sale of the BankMobile segment, currently anticipated to occur within 6 to 12 months.

Amounts presented are on a "Combined" basis.

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26 Other BankMobile Results • Opened over 325,000 new checking accounts since June 16, 2016. • Funds received from educational institutions and processed to students totaled $1.23 billion during Q2 2017. • 33% of Title IV funds received by students at colleges to which BankMobile provided disbursement services in Q2 2017 were deposited into accounts with BankMobile. Other students receiving Title IV funds at these colleges requested the transfer of funds to existing accounts at other banks or received a check. • Signed contracts to provide disbursement services to an additional 13 educational institutions with student enrollment totaling 88K during 2017, and 24 institutions with student enrollment totaling 147K during the trailing four quarters. Also notable are 14 institutions totaling 100K student enrollment, which signed in the first half of 2016 and were launched during the past year. • Active student checking accounts serviced number 1.2 million as of June 30, 2017, with balances of $321.9 million on that date and $118.6 million non-student customers, including universities, deposits for a total of $440.5 million deposits. Amounts presented are on a “Combined” basis.

Customers Bancorp, Inc.

Contacts

Company:

Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com

Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com

27

28 Appendix

29 Customers Bank Risk Management

30 Elements of an Effective Risk Management Program

31 ERM Framework at Customers Bancorp, Inc. Well Defined ERM Plan – ERM Integration into CAMELS +++++

32 Customers Bancorp, Inc. Financial Statements

Income Statement

Customers Bancorp, Inc.

CUSTOMERS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED- UNAUDITED

(Dollars in thousands, except per share data)

	Q2 2017	Q1 2017	Q2 2016
Interest income:			
Loans receivable, including fees	$ 67,036	$ 61,461	$ 59,013
Loans held for sale	17,524	13,946	17,429
Investment securities	7,823	5,887	3,638
Other	1,469	1,800	1,240
Total interest income	93,852	83,094	81,320
Interest expense:			
Deposits	16,218	14,317	11,138
Other borrowings	1,993	1,608	1,620
FHLB advances	5,340	3,060	3,716
Subordinated debt	1,685	1,685	1,685
Total interest expense	25,236	20,670	18,159
Net interest income	68,616	62,424	63,161
Provision for loan losses	535	3,050	786
Net interest income after provision for loan losses	68,081	59,374	62,375
Non-interest income:			
Mortgage warehouse transactional fees	2,523	2,221	3,074
Bank-owned life insurance	2,258	1,367	1,120
Gain on sale of SBA and other loans	573	1,328	285
Mortgage banking income	291	155	285
Deposit fees	258	324	278
Interchange and card revenue	126	203	160
Gains (losses) on investment securities	301	(1,703)	—
Other	641	1,532	651
Total non-interest income	6,971	5,427	5,853
Non-interest expense:			
Salaries and employee benefits	16,687	16,163	16,401
Professional services	2,834	2,993	2,750
Technology, communication and bank operations	2,542	3,319	2,448
Occupancy	2,536	2,586	2,363
FDIC assessments, taxes, and regulatory fees	2,320	1,632	4,289
Loan workout	408	521	487
Other real estate owned expense (income)	160	(55)	183
Advertising and promotion	153	180	194
Other	2,927	2,808	2,970
Total non-interest expense	30,567	30,147	32,085
Income from continuing operations before income tax expense	44,485	34,654	36,143
Income tax expense	15,533	7,730	14,369
Net income from continuing operations	28,952	26,924	21,774
Loss from discontinued operations	(8,436)	(1,898)	(3,696)
Income tax benefit from discontinued operations	(3,206)	(721)	(1,405)
Net loss from discontinued operations	(5,230)	(1,177)	(2,291)
Net income	23,722	25,747	19,483
Preferred stock dividends	3,615	3,615	2,062
Net income available to common shareholders	$ 20,107	$ 22,132	$ 17,421
Basic earnings per common share from continuing operations	$ 0.83	$ 0.77	$ 0.73
Basic earnings per common share	$ 0.66	$ 0.73	$ 0.64
Diluted earnings per common share from continuing operations	$ 0.78	$ 0.71	$ 0.67
Diluted earnings per common share	$ 0.62	$ 0.67	$ 0.59

33

34 Income Statement CUSTOMERS BANCORP, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED - UNAUDITED (Dollars in thousands, except per share data) June 30, June 30, 2017 2016 Interest income: Loans receivable, including fees $ 128,497 $ 113,485 Loans held for sale 31,470 31,534 Investment securities 13,710 7,347 Other 3,269 2,352 Total interest income 176,946 154,718 Interest expense: Deposits 30,535 21,347 Other borrowings 3,600 3,225 FHLB advances 8,401 5,984 Subordinated debt 3,370 3,370 Total interest expense 45,906 33,926 Net interest income 131,040 120,792 Provision for loan losses 3,585 2,766 Net interest income after provision for loan losses 127,455 118,026 Non-interest income: Mortgage warehouse transactional fees 4,743 5,622 Bank-owned life insurance 3,624 2,243 Gain on sale of SBA and other loans 1,901 929 Deposit fees 582 531 Mortgage banking income 446 450 Interchange and card revenue 329 304 (Losses) gains on investment securities (1,402) 26 Other 2,175 1,016 Total non-interest income 12,398 11,121 Non-interest expense: Salaries and employee benefits 32,850 32,799 Technology, communication and bank operations 5,861 4,833 Professional services 5,827 5,071 Occupancy 5,121 4,600 FDIC assessments, taxes, and regulatory fees 3,953 8,130 Loan workout 928 905 Advertising and promotion 334 337 Other real estate owned 105 470 Other 5,735 6,812 Total non-interest expense 60,714 63,957 Income from continuing operations before income tax expense 79,139 65,190 Income tax expense 23,263 24,108 Net income from continuing operations 55,876 41,082 Loss from discontinued operations (10,334) (5,508) Income tax benefit from discontinued operations (3,927) (2,093) Net loss from discontinued operations (6,407) (3,415) Net income 49,469 37,667 Preferred stock dividends 7,229 3,348 Net income available to common shareholders $ 42,240 $ 34,319 Basic earnings per common share from continuing operations $ 1.59 $ 1.40 Basic earnings per common share $ 1.38 $ 1.27 Diluted earnings per common share from continuing operations $ 1.49 $ 1.28 Diluted earnings per common share $ 1.29 $ 1.17

35 Balance Sheet CUSTOMERS BANCORP, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET - UNAUDITED (Dollars in thousands) June 30, December 31, June 30, 2017 2016 2016 ASSETS Cash and due from banks $ 18,503 $ 17,485 $ 26,768 Interest-earning deposits 383,187 227,224 256,029 Cash and cash equivalents 401,690 244,709 282,797 Investment securities available for sale, at fair value 1,012,605 493,474 547,935 Loans held for sale 2,255,096 2,117,510 2,301,821 Loans receivable 6,723,278 6,142,390 6,114,172 Allowance for loan losses (38,458) (37,315) (38,097) Total loans receivable, net of allowance for loan losses 6,684,820 6,105,075 6,076,075 FHLB, Federal Reserve Bank, and other restricted stock 129,689 68,408 111,418 Accrued interest receivable 26,163 23,690 22,401 Bank premises and equipment, net 12,028 12,259 11,842 Bank-owned life insurance 213,902 161,494 159,486 Other real estate owned 2,358 3,108 5,066 Goodwill and other intangibles 3,633 3,639 3,645 Assets held for sale 67,796 79,271 67,101 Other assets 73,768 70,099 95,038 Total assets $ 10,883,548 $ 9,382,736 $ 9,684,625 LIABILITIES AND SHAREHOLDERS' EQUITY Demand, non-interest bearing deposits $ 661,914 $ 512,664 $ 511,910 Interest-bearing deposits 6,360,008 6,334,316 5,999,330 Total deposits 7,021,922 6,846,980 6,511,240 Non-interest bearing deposits held for sale 447,325 453,394 237,654 Federal funds purchased 150,000 83,000 61,000 FHLB advances 1,999,600 868,800 1,906,900 Other borrowings 186,030 87,123 86,790 Subordinated debt 108,831 108,783 108,734 Other liabilities held for sale 22,394 31,403 32,267 Accrued interest payable and other liabilities 37,157 47,381 59,488 Total liabilities 9,973,259 8,526,864 9,004,073 Preferred stock 217,471 217,471 135,270 Common stock 31,261 30,820 27,817 Additional paid in capital 428,488 427,008 367,295 Retained earnings 235,938 193,698 158,830 Accumulated other comprehensive income (loss) 5,364 (4,892) (427) Treasury stock, at cost (8,233) (8,233) (8,233) Total shareholders' equity 910,289 855,872 680,552 Total liabilities & shareholders' equity $ 10,883,548 $ 9,382,736 $ 9,684,625

Net Interest Margin

Customers Bancorp, Inc.

CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEET / NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)

	Three months ended					
	June 30, 2017		March 31, 2017		June 30, 2016	
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets						
Interest earning deposits	$ 201,774	1.09%	$ 498,364	0.79%	$ 213,509	0.51%
Investment securities	1,066,277	2.94%	829,730	2.88%	550,130	2.65%
Loans held for sale	1,708,849	4.11%	1,426,701	3.96%	2,056,929	3.41%
Loans receivable	6,807,093	3.95%	6,427,682	3.88%	6,050,321	3.92%
Other interest-earning assets	105,908	3.48%	75,980	4.41%	102,599	3.79%
Total interest earning assets	9,889,901	3.81%	9,258,457	3.63%	8,973,488	3.64%
Non-interest earning assets	299,598		271,606		271,495	
Assets held for sale	75,834		77,478		14,209	
Total assets	$ 10,265,333		$ 9,607,541		$ 9,259,192	
Liabilities						
Total interest bearing deposits (1)	$ 6,252,293	1.04%	$ 6,213,186	0.93%	$ 5,770,969	0.78%
Borrowings	1,951,282	1.85%	1,130,490	2.28%	2,014,452	1.40%
Total interest bearing liabilities	8,203,575	1.23%	7,343,676	1.14%	7,785,421	0.94%
Non-interest bearing deposits (1)	556,947		524,211		475,968	
Non-interest bearing deposits held for sale (1)	525,853		790,983		283,405	
Total deposits & borrowings	9,286,375	1.09%	8,658,870	0.97%	8,544,794	0.85%
Other non-interest bearing liabilities	46,819		50,351		51,854	
Other liabilities held for sale	33,626		30,326		7,493	
Total liabilities	9,366,820		8,739,547		8,604,141	
Shareholders' equity	898,513		867,994		655,051	
Total liabilities and shareholders' equity	$ 10,265,333		$ 9,607,541		$ 9,259,192	
Net interest margin		2.78%		2.73%		2.83%
Net interest margin tax equivalent		2.78%		2.73%		2.83%

(1) Total costs of deposits (including interest bearing and noninterest bearing) were 0.89%, 0.77% and 0.68% for the three months ended June 30, 2017, March 31, 2017 and June 30, 2016, respectively.

36

37 Net Interest Margin CUSTOMERS BANCORP, INC. AND SUBSIDIARIES AVERAGE BALANCE SHEET / NET INTEREST MARGIN (UNAUDITED) (Dollars in thousands) Six months ended June 30, June 30, 2017 2016 Average Balance Average yield or cost (%) Average Balance Average yield or cost (%) Assets Interest earning deposits $ 349,250 0.88% $ 198,938 0.52% Investment securities 948,657 2.91% 556,295 2.64% Loans held for sale 1,568,555 4.05% 1,810,164 3.50% Loans receivable 6,618,436 3.92% 5,864,596 3.89% Other interest-earning assets 91,026 3.87% 91,367 4.03% Total interest earning assets 9,575,924 3.73% 8,521,360 3.65% Non-interest earning assets 285,609 281,916 Assets held for sale 76,722 8,436 Total assets $ 9,938,255 $ 8,811,712 Liabilities Total interest bearing deposits (1) $ 6,232,847 0.99% $ 5,622,382 0.76% Borrowings 1,543,154 2.01% 1,747,640 1.45% Total interest-bearing liabilities 7,776,001 1.19% 7,370,022 0.93% Non-interest-bearing deposits (1) 540,669 452,446 Non-interest bearing deposits held for sale (1) 657,686 316,027 Total deposits & borrowings 8,974,356 1.03% 8,138,495 0.84% Other non-interest bearing liabilities 48,576 50,217 Other liabilities held for sale 31,985 2,470 Total liabilities 9,054,917 8,191,182 Shareholders' equity 883,338 620,530 Total liabilities and shareholders' equity $ 9,938,255 $ 8,811,712 Net interest margin 2.75% 2.85% Net interest margin tax equivalent 2.76% 2.85% (1) Total costs of deposits (including interest bearing and non-interest bearing) were 0.83% and 0.67% for the six months ended June 30, 2017 and 2016, respectively.

38 Loan Composition Amounts presented are on a Continuing Operations basis. CUSTOMERS BANCORP, INC. AND SUBSIDIARIES PERIOD END LOAN COMPOSITION (UNAUDITED) (Dollars in thousands) June 30, December 31, June 30, 2017 2016 2016 Commercial: Multi-family $ 3,550,375 $ 3,214,999 $ 3,336,083 Commercial & industrial (1) 3,607,128 3,487,668 3,464,567 Commercial real estate- non-owner occupied 1,216,012 1,193,715 1,139,711 Construction 61,226 64,789 99,615 Total commercial loans 8,434,741 7,961,171 8,039,976 Consumer: Residential 447,150 194,197 264,968 Manufactured housing 96,148 101,730 107,874 Other consumer 2,561 2,726 2,873 Total consumer loans 545,859 298,653 375,715 Deferred (fees)/costs and unamortized (discounts)/premiums, net (2,226) 76 302 Total loans $ 8,978,374 $ 8,259,900 $ 8,415,993 (1) Commercial & industrial loans, including mortgage warehouse and owner occupied commercial real estate loans.

Asset Quality

Customers Bancorp, Inc.

CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
ASSET QUALITY - UNAUDITED

(Dollars in thousands)	As of June 30, 2017					As of December 31, 2016					As of June 30, 2016				
Loan Type	Total Loans	Non Accrual /NPLs	Total Credit Reserves	NPLs / Total Loans	Total Reserves to Total NPLs	Total Loans	Non Accrual /NPLs	Total Credit Reserves	NPLs / Total Loans	Total Reserves to Total NPLs	Total Loans	Non Accrual /NPLs	Total Credit Reserves	NPLs / Total Loans	Total Reserves to Total NPLs
Originated Loans															
Multi-Family	$ 3,396,888	$ —	$ 12,028	—%	—%	$ 3,211,516	$ —	$ 11,602	—%	—%	$ 3,303,076	$ —	$ 12,368	—%	—%
Commercial & Industrial (1)	1,409,349	12,258	13,701	0.87 %	111.77 %	1,271,237	10,185	12,560	0.80 %	123.32 %	1,082,109	6,605	10,999	0.61 %	166.53%
Commercial Real Estate- Non-Owner Occupied	1,185,878	—	4,593	—%	—%	1,158,531	—	4,569	—%	—%	1,092,851	—	4,390	—%	—%
Residential	111,157	610	2,169	0.55 %	355.57 %	114,510	341	2,270	0.30 %	665.69 %	119,489	32	2,240	0.03 %	7,000.00%
Construction	61,226	—	716	—%	—%	64,789	—	772	—%	—%	99,381	—	1,209	—%	—%
Other Consumer	132	—	14	—%	—%	190	—	12	—%	—%	142	—	8	—%	—%
Total Originated Loans	**6,164,630**	**12,868**	**33,221**	**0.21 %**	**258.17 %**	**5,820,773**	**10,526**	**31,785**	**0.18 %**	**301.97 %**	**5,697,048**	**6,637**	**31,214**	**0.12 %**	**470.30%**
Loans Acquired															
Bank Acquisitions	157,239	4,228	4,970	2.69 %	117.55 %	167,946	5,030	5,244	3.00 %	104.25 %	192,173	6,172	6,445	3.21 %	104.42%
Loan Purchases	403,635	2,075	1,030	0.51 %	49.64 %	153,595	2,236	1,279	1.46 %	57.20 %	224,649	1,818	1,684	0.81 %	92.63%
Total Acquired Loans	**560,874**	**6,303**	**6,000**	**1.12 %**	**95.19 %**	**321,541**	**7,266**	**6,523**	**2.26 %**	**89.77 %**	**416,822**	**7,990**	**8,129**	**1.92 %**	**101.74%**
Deferred (fees) costs and unamortized (discounts) premiums, net	(2,226)	—	—	—%	—%	76	—	—	—%	—%	302	—	—	—%	—%
Total Loans Held for Investment	**6,723,278**	**19,171**	**39,221**	**0.29 %**	**204.59 %**	**6,142,390**	**17,792**	**38,308**	**0.29 %**	**215.31 %**	**6,114,172**	**14,627**	**39,343**	**0.24 %**	**268.98%**
Total Loans Held for Sale	**2,255,096**	**—**	**—**	—%	—%	**2,117,510**	**—**	**—**	—%	—%	**2,301,821**	**—**	**—**	—%	—%
Total Portfolio	**$ 8,978,374**	**$ 19,171**	**$ 39,221**	**0.21 %**	**204.59 %**	**$ 8,259,900**	**$ 17,792**	**$ 38,308**	**0.22 %**	**215.31 %**	**$ 8,415,993**	**$ 14,627**	**$ 39,343**	**0.17 %**	**268.98%**

(1) Commercial & industrial loans, including owner occupied commercial real estate.

Amounts presented are on a Continuing Operations basis.

39

40 Net Charge Offs Amounts presented are on a “Combined” basis. CUSTOMERS BANCORP, INC. AND SUBSIDIARIES NET CHARGE-OFFS/(RECOVERIES) - UNAUDITED (Dollars in thousands) For the Quarter Ended Q2 Q1 Q2 2017 2017 2016 Originated Loans Commercial & Industrial (1) $ 1,840 $ (45) $ 41 Residential 69 31 — Other Consumer 24 — 5 Total Net Charge-offs (Recoveries) from Originated Loans 1,933 (14) 46 Loans Acquired Bank Acquisitions (121) 518 874 Loan Purchases — — — Total Net Charge-offs (Recoveries) from Acquired Loans (121) 518 874 Total Net Charge-offs from Loans Held for Investment 1,812 504 920 Total Net Charge-offs (Recoveries) from BankMobile Loans (2) 148 (22) 140 Total Net Charge-offs $ 1,960 $ 482 $ 1,060 (1) Commercial & industrial loans, including owner occupied commercial real estate. (2) Includes activity for BankMobile related loans, primarily overdrawn deposit accounts.

Reconciliation of Non-GAAP Measures - Unaudited

Customers Bancorp, Inc.

(dollars in thousands except per share amounts)

Pre-tax Pre-provision Return on Average Assets

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
GAAP Net Income	$ 23,722	$ 25,747	$ 19,828	$ 21,207	$ 19,483
Reconciling Items:					
Provision for loan losses	535	3,050	187	88	786
Income tax expense	12,327	7,009	9,320	14,558	12,964
Pre-Tax Pre-provision Net Income	$ 36,584	$ 35,806	$ 29,335	$ 35,853	$ 33,233
Average Total Assets	$ 10,265,333	$ 9,607,541	$ 9,339,158	$ 9,439,573	$ 9,259,192
Pre-tax Pre-provision Return on Average Assets	1.43%	1.51%	1.25%	1.51%	1.44%

Pre-tax Pre-provision Return on Average Common Equity

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
GAAP Net Income Available to Common Shareholders	$ 20,107	$ 22,132	$ 16,213	$ 18,655	$ 17,421
Reconciling Items:					
Provision for loan losses	535	3,050	187	88	786
Income tax expense	12,327	7,009	9,320	14,558	12,964
Pre-tax Pre-provision Net Income Available to Common Shareholders	$ 32,969	$ 32,191	$ 25,720	$ 33,301	$ 31,171
Average Total Shareholders' Equity	$ 898,513	$ 867,994	$ 834,480	$ 710,403	$ 655,051
Reconciling Item:					
Average Preferred Stock	(217,471)	(217,471)	(217,493)	(148,690)	(118,793)
Average Common Equity	$ 681,042	$ 650,523	$ 616,987	$ 561,713	$ 536,258
Pre-tax Pre-provision Return on Average Common Equity	19.42%	20.07%	16.58%	23.59%	23.38%

Amounts presented are on a "Combined" basis.

41

42 Reconciliation of Non-GAAP Measures - Unaudited Amounts presented are on a “Combined” basis. Net Interest Margin, tax equivalent Six months ended June 30, 2017 2016 Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 GAAP Net interest income $ 131,040 $ 120,792 $ 68,616 $ 62,424 $ 64,134 $ 64,590 $ 63,161 Tax-equivalent adjustment 197 202 104 93 92 96 98 Net interest income tax equivalent $ 131,237 $ 120,994 $ 68,720 $ 62,517 $ 64,226 $ 64,686 $ 63,259 Average total interest earning assets $ 9,575,924 $ 8,521,360 $ 9,889,901 $ 9,258,457 $ 9,007,206 $ 9,103,560 $ 8,973,488 Net interest margin, tax equivalent 2.76% 2.85% 2.78% 2.73% 2.84% 2.83% 2.83%

Reconciliation of Non-GAAP Measures - Unaudited

Customers Bancorp, Inc.

Tangible Common Equity to Average Tangible Assets

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
GAAP - Total Shareholders' Equity	$ 910,289	$ 879,817	$ 855,872	$ 789,811	$ 680,552
Reconciling Items:					
Preferred Stock	(217,471)	(217,471)	(217,471)	(217,549)	(135,270)
Goodwill and Other Intangibles	(17,615)	(17,618)	(17,621)	(16,924)	(17,197)
Tangible Common Equity	$ 675,203	$ 644,728	$ 620,780	$ 555,338	$ 528,085
Average Total Assets	$ 10,265,333	$ 9,607,541	$ 9,339,158	$ 9,439,573	$ 9,259,192
Reconciling Items:					
Average Goodwill and Other Intangibles	(17,616)	(17,620)	(16,847)	(17,101)	(6,037)
Average Tangible Assets	$ 10,247,717	$ 9,589,921	$ 9,322,311	$ 9,422,472	$ 9,253,155
Tangible Common Equity to Average Tangible Assets	6.59%	6.72%	6.66%	5.89%	5.71%

Tangible Book Value per Common Share

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
GAAP - Total Shareholders' Equity	$ 910,289	$ 879,817	$ 855,872	$ 789,811	$ 680,552
Reconciling Items:					
Preferred Stock	(217,471)	(217,471)	(217,471)	(217,549)	(135,270)
Goodwill and Other Intangibles	(17,615)	(17,618)	(17,621)	(16,924)	(17,197)
Tangible Common Equity	$ 675,203	$ 644,728	$ 620,780	$ 555,338	$ 528,085
Common shares outstanding	30,730,784	30,636,327	30,289,917	27,544,217	27,286,833
Tangible Book Value per Common Share	$ 21.97	$ 21.04	$ 20.49	$ 20.16	$ 19.35

43

44 Reconciliation of Non-GAAP Measures - Unaudited Tangible Book Value per Common Share Q2 2017 2016 2015 2014 2013 2012 2011 GAAP - Total Shareholders' Equity $ 910,289 $ 855,872 $ 553,902 $ 443,145 $ 386,623 $ 269,475 $ 147,748 Reconciling Items: Preferred Stock (217,471) (217,471) (55,569) — — — — Goodwill and Other Intangibles (17,615) (17,621) (3,651) (3,664) (3,676) (3,689) (3,705) Tangible Common Equity $ 675,203 $ 620,780 $ 494,682 $ 439,481 $ 382,947 $ 265,786 $ 144,043 Common shares outstanding 30,730,784 30,289,917 26,901,801 26,745,529 26,646,566 20,305,452 12,482,451 Tangible Book Value per Common Share $ 21.97 $ 20.49 $ 18.39 $ 16.43 $ 14.37 $ 13.09 $ 11.54

45 Reconciliation of Non-GAAP Measures - Unaudited Core Net Income Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 GAAP Net Income from continuing operations $ 28,952 $ 26,924 $ 23,337 $ 23,288 $ 21,774 $ 19,308 Preferred stock dividends 3,615 3,615 3,615 2,552 2,062 1,286 Net income from continuing operations available to common shareholders 25,337 23,309 19,722 20,736 19,712 18,022 Reconciling Items: Impairment losses on investment securities 2,882 1,703 7,262 — — — (Gains) losses on sale of investment securities (3,183) — — 1 — (26) Tax effect 114 (647) — — — 10 Core Net Income $ 25,150 $ 24,365 $ 26,984 $ 20,737 $ 19,712 $ 18,006 YTD June 2017 2016 2015 2014 2013 2012 2011 GAAP Net Income from continuing operations $ 55,876 $ 87,707 $ 63,073 $ 44,532 $ 32,910 $ 23,818 3,990 Preferred stock dividends 7,229 9,515 2,493 — — — — Net income from continuing operations available to common shareholders 48,647 78,192 60,580 44,532 32,910 23,818 3,990 Reconciling Items: Impairment losses on investment securities 4,585 7,262 — — — — — (Gains) losses on sale of investment securities (3,183) (25) 85 (3,191) (1,274) (9,017) (2,731) Tax effect (533) 10 (32) 1,323 446 3,065 854 Core Net Income $ 49,516 $ 85,439 $ 60,633 $ 42,664 $ 32,082 $ 17,866 $ 2,113

46 Core Non-Interest Income YTD June 2017 2016 2015 2014 2013 2012 2011 GAAP non-interest income $ 12,398 $ 23,165 $ 27,572 $ 25,126 $ 22,703 $ 28,958 $ 11,469 Reconciling Items: Impairment losses on investment securities 4,585 7,262 — — — — — (Gains) losses on sale of investment securities (3,183) (25) 85 (3,191) (1,274) (9,017) (2,731) Core Non-Interest Income $ 13,800 $ 30,402 $ 27,657 $ 21,935 $ 21,429 $ 19,941 $ 8,738